AMENDMENT NO. 1

                                       TO

                    SECOND MODIFIED LINE OF CREDIT AGREEMENT



         This Amendment No. 1 to Second Modified Line of Credit Agreement (this "Amendment"), dated as of September 15, 2003, amends that certain Line of Credit Agreement dated as of June 12, 1997, as previously modified (as so previously modified, the "Agreement"), by and among (i) TRANSNATIONAL INDUSTRIES, INC., a Delaware corporation, and SPITZ, INC., a Delaware corporation (collectively, "Borrower"), and (ii) FIRST KEYSTONE FEDERAL SAVINGS BANK (the "Bank"). Capitalized terms used herein but not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

                                   Background

         A. The Bank extended to Borrower two credit facilities on June 12, 1997. Specifically, the Bank extended to Borrower a term credit facility in the principal sum of Eight Hundred Twenty Thousand Dollars ($820,000.00) evidenced by that certain Promissory Note made by Borrower and delivered to the Bank June 12, 1997 (the "Term Loan"). The Bank also extended to Borrower a revolving line of credit not to exceed the aggregate sum of Eight Hundred Thousand Dollars ($800,000.00) (the "Line of Credit") to be advanced pursuant to the terms of the Agreement. The indebtedness to the Bank under the Line of Credit is evidenced by that certain Line of Credit Note executed by Borrower and delivered to the Bank June 12, 1997 (the "Line of Credit Note"). The Term Loan and the Line of Credit are secured by, among other things, all of the accounts, inventory, receivables and equipment of Borrower pursuant to that certain Security Agreement, Pledge Agreement and UCC-1 Financing Statement between the Bank and Borrower dated June 12, 1997.

         B. Borrower subsequently requested that the Bank reduce the rate of interest charged on the Line of Credit from time to time as set forth in the Line of Credit Note from the Wall Street Prime Rate plus two (2.0%) percent per annum to Wall Street Prime Rate plus one-half (0.50%) percent per annum, subject, however, to the interest rate adjustment provisions as set forth in the Line of Credit Note; and to increase the Line of Credit to One Million One Hundred Thousand Dollars ($1,100,000.00). The Bank approved the Borrower's requested modification to the terms of the Line of Credit as set forth in that certain Modification Agreement dated July 7, 2000.

         C. Borrower then requested that the Line of Credit be further increased to Two Million Dollars ($2,000,000.00), which the Bank granted pursuant to that certain Second Modification Agreement dated July 18, 2002.

         D. Borrower has now requested that the Minimum Stockholders' Equity requirement as of the last day of each fiscal year of Borrower be reduced to $3,000,000.

         E. Bank is willing to reduce such Minimum Stockholders' Equity requirement on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby covenant and agree as follows:

         1. The Background recitals are incorporated herein by reference.

         2. Amendment to Section 5.8. Section 5.8 of the Agreement is deleted in its entirety and replaced with the following:

                  "Borrower shall maintain at least $3,000,000 as "Minimum Stockholders' Equity" as of the last day of each fiscal year ending after January 31, 2003."

         3. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         4. This Amendment may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

         5. Except as amended hereby, the Agreement remains in full force and effect in accordance with its original terms. Hereinafter, all references to the Agreement shall refer to the Agreement as amended hereby.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Line of Credit Agreement as a sealed instrument as of the day and year first above written.

EXECUTED, SEALED AND DELIVERED
IN THE PRESENCE OF:

Witnesses Present:               BORROWER:

                                 TRANSNATIONAL INDUSTRIES, INC.

 /S/    Vera L. Camillo          By:  /S/    Jonthathan A. Shaw      (SEAL)
---------------------------         ---------------------------------

      as to both                ATTEST  /S/    Paul L. Dailey        (SEAL)
---------------------------            ------------------------------


Witnesses Present:               BORROWER:

                                 SPITZ, INC.

 /S/    Vera L. Camillo          By:  /S/    Jonthathan A. Shaw      (SEAL)
---------------------------         ---------------------------------

 as to both                      ATTEST  /S/    Paul L. Dailey        (SEAL)
---------------------------         ---------------------------------


Witnesses Present:               BANK:

                                 FIRST KEYSTONE FEDERAL SAVINGS BANK

/S/ Jessica M. Wooters               By: /S/ A. Charles Amentt         (SEAL)
---------------------------         -----------------------------------

 /S/ as to both                      ATTEST /S/ Richard J. Devine      (SEAL)
---------------------------         -----------------------------------

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